UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009 (June 1, 2009)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01               Other Events.

On June 1, 2009, Georgia Gulf Corporation (the “Company”) issued a press release announcing that it has extended the early participation deadline and expiration date for its private exchange offers to exchange all of its outstanding 7.125% Senior Notes due 2013, 9.5% Senior Notes due 2014, and 10.75% Senior Subordinated Notes due 2016 until 12:00 midnight, New York City time on June 15, 2009, as more fully described in the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Number	Exhibit
99.1	Press Release, dated June 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

By:	/s/ Joel I. Beerman
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

Date: June 1, 2009